Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Domino’s Pizza, Inc. (the “Company”) on Form 10-Q for the period ended June 19, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Russell J. Weiner, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1)
the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Russell J. Weiner

Russell J. Weiner

Chief Executive Officer

Dated: July 21, 2022

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Domino’s Pizza, Inc. and will be retained by Domino’s Pizza, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.